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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
United Natural Foods, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 3, 2003

Dear Stockholder:

        You are hereby cordially invited to attend the 2003 Annual Meeting of Stockholders of United Natural Foods, Inc., which will be held on Wednesday, December 3, 2003 at 11:00 a.m. (local time) in our corporate offices located at 260 Lake Road, Dayville, CT 06241, and any adjournments or postponements of the annual meeting. For your convenience, we are offering a live webcast of the annual meeting at the Investor Relations section of our website at www.unfi.com.

        We are holding the annual meeting for the following purposes:

  1.
  To elect three Class I directors for the ensuing three years.

  2.
  To ratify the appointment of KPMG LLP as our independent public auditors for fiscal year 2004.

  3.
  To transact such other business as may properly come before the annual meeting or any adjournments or postponements of the annual meeting.

        These matters are more fully described in the attached proxy statement, which is made a part of this notice. We are not aware of any other business to be transacted at the annual meting.

        Only stockholders of record on our books at the close of business on Thursday, October 9, 2003 will be entitled to vote at the annual meeting and any adjournments or postponements of the annual meeting. For 10 days prior to the annual meeting, a list of stockholders entitled to vote will be available for inspection at our principal executive offices located at 260 Lake Road, Dayville, CT 06241, and will also be available at the annual meeting. If you would like to view the stockholder list, please call our Investor Relations Department at (860) 779-6532 to schedule an appointment.

        A copy of our 2003 Annual Report to Stockholders, which contains our consolidated financial statements for the fiscal year ended July 31, 2003, and other information of interest to stockholders, accompanies this notice and the attached proxy statement.

By Order of the Board of Directors,

Michael S. Funk, Chair of the Board

October 21, 2003

        WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

UNITED NATURAL FOODS, INC.
260 Lake Road
Dayville, Connecticut 06241

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 3, 2003

        This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors for use at the 2003 Annual Meeting of Stockholders to be held on Wednesday, December 3, 2003 at 11:00 a.m. (local time) in our corporate offices located at 260 Lake Road, Dayville, CT 06241, and any adjournments or postponements of the annual meeting. The proxy is being solicited for the purposes set forth in the accompanying "Notice of Annual Meeting of Stockholders." We will bear the cost of soliciting the proxies.

Record Date and Share Ownership

        Only stockholders of record on our books at the close of business on Thursday, October 9, 2003 will be entitled to vote at the annual meeting and any adjournments or postponements of the annual meeting. As of the close of business on October 9, 2003, we had 19,545,542 shares of common stock outstanding. Each share of common stock entitles the record holder to one vote on each matter to be voted upon at the annual meeting. Copies of the Notice of Annual Meeting of Stockholders, this proxy statement, the enclosed proxy card and our Annual Report to Stockholders for the fiscal year ended July 31, 2003, will be mailed to stockholders of record on or about October 21, 2003.

        We will, upon written request of any stockholder, furnish without charge a copy of our Annual Report on Form 10-K for the fiscal year ended July 31, 2003, as filed with the Securities and Exchange Commission, without exhibits. Please address all such requests to the Attention of Mark Shamber, Corporate Controller, United Natural Foods, Inc., 260 Lake Road, Dayville, Connecticut 06241. Exhibits will be provided upon written request and payment of an appropriate processing fee.

Submitting and Revoking Your Proxy

        If you complete and submit a proxy, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy but do not complete the voting instructions, the persons named as proxies will vote the shares represented by your proxy as follows:

  •
  FOR the election of Richard Antonelli, Joseph M. Cianciolo and Stephen H. Townsend as Class I directors; and

  •
  FOR the ratification of the appointment of KPMG LLP as our independent public auditors for fiscal year 2004.

        If other matters come before the annual meeting, the persons named as proxies will vote on such matters in accordance with their best judgment. We have not received any notice of other matters that may properly be presented at the annual meeting. You may revoke your proxy at any time prior to the start of the annual meeting by delivering written instructions to our corporate secretary at 260 Lake Road, Dayville, CT 06241. Attendance at the annual meeting will not itself be deemed to revoke your proxy unless you give notice at the annual meeting that you intend to revoke your proxy and vote in person.

        If you participate in our Employee Stock Ownership Plan, the enclosed proxy card will serve as a voting instruction for Robert Huckins, the trustee of the plan. If Mr. Huckins does not receive voting instructions for your shares, he will vote your shares in the same proportion as other plan participants' shares for which voting instructions have been received. You must submit your voting instructions to Mr. Huckins by the close of business on November 28, 2003 to allow him time to receive your voting instructions. Mr. Huckins will vote unallocated shares of common stock in the plan in the same proportion as participants have directed the trustee to vote their allocated shares of common stock.

        If you participate in the United Natural Foods, Inc. Company Stock Fund through our 401(k) savings plan, the enclosed proxy card will serve as a voting instruction for Fidelity Management Trust Company ("Fidelity"), the trustee of the plan. If Fidelity does not receive voting instructions for your shares, it will vote your shares in the same proportion as other plan participants' shares for which voting instructions have been received. You must submit your voting instructions to Fidelity by the close of business on November 28, 2003 to allow it time to receive your voting instructions.

        In addition to solicitations by mail, our directors, officers and employees may, without additional remuneration, solicit proxies by telephone, facsimile and personal interviews. We will request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy material to those persons for whom they hold shares and request instructions for voting the proxies. We will reimburse such brokerage houses and other persons for their reasonable expenses in connection with this distribution.

Votes Required

        Presence in person or by proxy of a majority of the shares of common stock outstanding on the record date will be required for a quorum. Shares of common stock present in person or represented by proxy (including shares that abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the annual meeting.

        The affirmative vote of the holders of a plurality of the votes cast by stockholders entitled to vote at the annual meeting is required for the election of directors. The affirmative vote of the holders of a majority of the shares of common stock present or represented by proxy and voting on the matter is required for the ratification of the appointment of KPMG LLP as our independent public auditors for fiscal year 2004.

        Shares that abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on a matter that requires the affirmative vote of a certain percentage of the votes cast.

Webcast of Annual Meeting

        We are pleased to offer a webcast of the annual meeting. If you choose to participate in the annual meeting by means of the webcast, go to the Investor Relations section of our website at www.unfi.com shortly before the annual meeting is scheduled to begin and follow the instructions provided. The conference call dial-in number is (877) 423-3894. You will be able to participate in the annual meeting by submitting questions directly from the broadcast site. However, you will not be able to vote your shares of common stock during the webcast. If you plan to listen to the webcast, please return the enclosed proxy by November 28, 2003 so that the persons named as proxies can vote the shares represented by your proxy in accordance with your instructions at the annual meeting.

Stock Ownership of Certain Beneficial Owners and Management

        The following table sets forth certain information regarding the beneficial ownership of shares of our common stock as of October 9, 2003 by (i) each person or entity known by us to own beneficially more than 5% of the outstanding shares of our common stock, (ii) each member of our Board of Directors, (iii) our executive officers named in the Summary Compensation Table below and (iv) all of our directors and executive officers as a group.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage Ownership(2)
Employee Stock Ownership Trust(3)	1,701,369	8.7%
Michael S. Funk(4)	283,780	1.5%
Steven H. Townsend(5)	137,595	*
Daniel V. Atwood(6)	128,691	*
Gordon D. Barker(7)	60,000	*
Kevin T. Michel(8)	46,690	*
Thomas B. Simone(9)	45,000	*
James P. Heffernan(10)	40,000	*
Joseph M. Cianciolo(11)	37,000	*
Richard Antonelli(12)	11,572	*
Gail A. Graham(13)	10,000	*
Michael D. Beaudry(14)	5,956	*
Rick D. Puckett	0	*
All executive officers and directors, as a group (12 persons)(15)	806,284	4.1%

(1)
The address for each listed director and officer is c/o United Natural Foods, Inc., 260 Lake Road, Dayville, CT 06241. The address for the Employee Stock Ownership Trust is c/o Robert G. Huckins, Trustee, 19404 Camino Del Aguila, Escondido, CA 92025.

(2)
The number of shares of common stock beneficially owned by each stockholder is determined under rules promulgated by the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after October 9, 2003 through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity.

(3)
The Employee Stock Ownership Trust ("ESOT") disclaims beneficial ownership of the allocated shares of common stock in the Employee Stock Ownership Plan ("ESOP") to the extent that the beneficial ownership of such shares is attributable to participants in the ESOP.

(4)
Includes 75,000 shares of common stock issuable upon the exercise of stock options, 3,230 shares of common stock held in trust by the ESOT (and allocated to Mr. Funk under the ESOP) and 205,550 shares of common stock held by the Funk Family 1992 Revocable Living Trust, of which Mr. Funk and his wife are co-trustees.

(5)
Includes 110,000 shares of common stock issuable upon the exercise of stock options, 916 shares of common stock held in trust by the ESOT and allocated to Mr. Townsend under the ESOP and 11,791 shares of common stock held by Mr. Townsend's wife and children.

(6)
Includes 58,874 shares of common stock issuable upon the exercise of stock options and 23,157 shares of common stock held in trust by the ESOT and allocated to Mr. Atwood under the ESOP.

(7)
Includes 60,000 shares of common stock issuable upon the exercise of stock options.

(8)
Includes 42,500 shares of common stock issuable upon the exercise of stock options, 2,810 shares of common stock held in trust by the ESOT and allocated to Mr. Michel under the ESOP and 1,380 shares of common stock held in trust by the ESOT and allocated to Mr. Michel's wife under the ESOP.

(9)
Includes 30,000 shares of common stock issuable upon the exercise of stock options and 15,000 shares held by the Thomas B. Simone and Shirley A. Simone 1990 Family Trust Agreement, as amended April 7, 1998, of which Mr. Simone and wife are co-trustees.

(10)
Includes 40,000 shares of common stock issuable upon the exercise of stock options.

(11)
Includes 36,000 shares of common stock issuable upon the exercise of stock options and 1,000 shares of common stock held for the benefit of Mr. Cianciolo in an individual retirement account

(12)
Includes 11,250 shares of common stock issuable upon the exercise of stock options and 322 shares of common stock held in trust by the ESOT and allocated to Mr. Antonelli under the ESOP.

(13)
Includes 10,000 shares of common stock issuable upon the exercise of stock options.

(14)
Includes 5,625 shares of common stock issuable upon the exercise of stock options and 331 shares of common stock held in trust by the ESOT and allocated to Mr. Beaudry under the ESOP.

(15)
Includes 479,249 shares of common stock issuable upon the exercise of stock options.

CORPORATE GOVERNANCE

        We have closely monitored the recent developments relating to the corporate governance of public corporations, including the passage of the Sarbanes-Oxley Act of 2002 and the revised corporate governance proposals promulgated by the Nasdaq Stock Market (which have not been adopted as of the date of this proxy statement). The Board of Directors has consulted with our legal counsel and independent public auditors to evaluate our current corporate governance and other practices in light of these developments. Our policies and practices reflect corporate governance initiatives that are compliant with the listing requirements of the Nasdaq Stock Market and the corporate governance requirements of the Sarbanes-Oxley Act of 2002, including:

  •
  The Board of Directors has adopted clear corporate governance policies;

  •
  A majority of the members of the Board of Directors are independent;

  •
  All members of the key board committees—the Audit Committee, the Compensation Committee and the Nominating and Governance Committee—are independent;

  •
  The independent members of the Board of Directors meet regularly without the presence of management;

  •
  We have a clear code of business conduct and corporate governance;

  •
  The charters of the committees of the Board of Directors clearly establish their respective roles and responsibilities;

  •
  The Audit Committee has procedures in place for the anonymous submission of employee complaints on accounting, internal controls or auditing matters; and

  •
  We have adopted a code of ethics that applies to our principal executive officer and all members of our finance department, including the principal financial officer and principal accounting officer.

        We maintain a corporate governance page on our website that includes key information about our corporate governance initiatives. The corporate governance page can be found at www.unfi.com, by clicking on "Investor Relations" and then "Corporate Governance."

PROPOSAL 1—ELECTION OF DIRECTORS

Directors and Nominees for Director

        We have a classified Board of Directors currently consisting of three Class I directors (Joseph M. Cianciolo, Kevin T. Michel and Stephen H. Townsend), three Class II directors (Gordon D. Barker, Gail A. Graham and Thomas B. Simone), and two Class III directors (Michael S. Funk and James P. Heffernan). The Class I, Class II and Class III directors will serve until the annual meeting of stockholders to be held in 2003, 2004 and 2005, respectively, and until their respective successors are elected and qualified. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those whose terms are expiring.

        The persons named in the enclosed proxy will vote to elect Richard Antonelli, Joseph M. Cianciolo and Stephen H. Townsend as Class I directors, unless your proxy is marked otherwise. Messrs. Cianciolo and Townsend are currently Class I directors. Kevin T. Michel, currently a Class I director, is not standing for re-election to the Board of Directors.

        The Class I directors will be elected to hold office until the annual meeting of stockholders to be held in 2006 and until their successors are elected and qualified. Each nominee has indicated his willingness to serve, if elected. If any nominee should be unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee. We have no reason to believe any of the nominees will be unable to serve if elected.

        For each member of the Board of Directors, including the nominees for election as Class I directors, there follows information given by each concerning his principal occupation and business experience for the past five years, the names of other publicly held companies of which he serves as a director and his age and length of service as a director:

Class/Name	Age	Position
Class I:
Richard Antonelli*	46	President of Eastern Region
Joseph M. Cianciolo(1)(2)	64	Director and Chair of the Audit Committee
Kevin T. Michel**	46	President of Western Region, Assistant Secretary and Director
Steven H. Townsend	50	Chief Executive Officer, President and Director
Class II:
Gordon D. Barker(2)(3)	57	Director and Chair of the Compensation Committee
Gail A. Graham(1)(3)	52	Director
Thomas B. Simone(2)(3)	61	Director, Vice Chair of the Board and Chair of the Nominating and Governance Committee
Class III:
Michael S. Funk	49	Director and Chair of the Board
James P. Heffernan(1)(2)(3)	57	Director

(1)
Member of the Audit Committee.

(2)
Member of the Nominating and Governance Committee.

(3)
Member of the Compensation Committee.

*
Mr. Antonelli is a nominee for election as a Class I director.

**
Mr. Michel, currently a Class I director, is not standing for re-election to the Board of Directors.

        Richard Antonelli has served as President of our Eastern Region since September 2002. Mr. Antonelli served as president of Fairfield Farm Kitchens, a Massachusetts-based custom food manufacturer, from August 2001 until August 2002. Mr. Antonelli served as our Director of Sales from April 1985 until July 2001. Mr. Antonelli is a nominee to serve as a Class I director.

        Gordon D. Barker has served as a member of our Board of Directors since September 1999. Mr. Barker serves as the Chair of the Compensation Committee and as a member of the Nominating and Governance Committee. Mr. Barker has served as Chief Executive Officer of Snyder's Drug Stores, Inc. since October 1999. Snyder's Drug Stores, Inc. filed for Chapter 11 bankruptcy in September 2003. Mr. Barker served as the principal of Barker Enterprises, an investment and consultant firm, from January 1997 until September 1999. Mr. Barker also serves on the Board of Directors of The Sports Authority, Inc., NuMedics, Inc. and Advanced Cosmetic Treatments, LLC.

        Joseph M. Cianciolo has served as a member of our Board of Directors since September 1999. Mr. Cianciolo serves as Chair of the Audit Committee and as a member of the Nominating and Governance Committee. Mr. Cianciolo served as the Managing Partner of KPMG LLP, Providence, Rhode Island Office, from June 1990 until June 1999. Mr. Cianciolo also serves on the Board of Directors of Nortek Holdings, Inc. Mr. Cianciolo is a nominee to serve as a Class I director.

        Michael S. Funk has served as Chair of our Board of Directors since January 2003 and as a member of our Board of Directors since February 1996. Mr. Funk served as Vice Chair of our Board of Directors from February 1996 until December 2002, as our Chief Executive Officer from December 1999 until December 2002 and as our President from October 1996 until December 1999. Since its inception in July 1976 until April 2001, Mr. Funk served as President of Mountain People's Warehouse, Inc., one of our wholly-owned subsidiaries.

        Gail A. Graham has served as a member of our Board of Directors since October 2002. Ms. Graham serves as a member of the Audit Committee and the Compensation Committee. Ms. Graham has served as the General Manager of Mississippi Market Natural Foods Cooperative, a consumer owned and controlled cooperative in St. Paul, Minnesota, since October 1999. From August 1986 until October 1999, Ms. Graham served as General Manager of Seward Co-op Grocery & Deli, a community-owned natural food store in Minneapolis, Minnesota. Ms. Graham served as Vice Chair of the Board of Directors of Blooming Prairie Cooperative Warehouse from November 1994 until October 1998 and from November 2000 until October 2002. Ms. Graham served as the Chair of the Board of Directors of Blooming Prairie Cooperative Warehouse from November 1998 until October 2000. Ms. Graham resigned from the Board of Directors of Blooming Prairie Cooperative Warehouse in October 2002, concurrent with her appointment to our Board of Directors.

        James P. Heffernan has served as a member of our Board of Directors since March 2000. Mr. Heffernan serves as a member of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. Mr. Heffernan has served as a Trustee for the New York Racing Association since November 1998. Mr. Heffernan served as a member of the Board of Directors of Columbia Gas System, Inc. from January 1993 until November 2000.

        Kevin T. Michel has served as a member of our Board of Directors since February 1996, as President of our Western Region since April 2001 and as our Assistant Secretary since December 2000. Mr. Michel served as our Chief Financial Officer and Treasurer from December 1999 until April 2001, as our interim Chief Financial Officer and Treasurer from August 1999 until November 1999, as Executive Vice President of our Western Region from April 1999 until July 1999 and as President of our Central Region from January 1998 until March 1999. Mr. Michel is not standing for re-election to the Board of Directors.

        Thomas B. Simone has served as the Vice Chair of our Board of Directors since January 2003 and as a member of our Board of Directors since October 1996. Mr. Simone served as Chair of our Board of Directors from December 1999 until December 2002. Mr. Simone is the Chair of the Nominating and Governance Committee and is a member of the Compensation Committee. Mr. Simone has served as President and Chief Executive Officer of Simone & Associates, LLC and its predecessor company, each a healthcare and natural products investment and consulting company, since April 1994. Mr. Simone also serves on the Board of Directors of ECO-DENT International, Inc. and Spectrum Organic Products, Inc.

        Steven H. Townsend has served as a member of our Board of Directors since December 2000, as our President since April 2001 and as our Chief Executive Officer since January 2003. Mr. Townsend served as President of our Eastern Region from January 2000 until October 2002. Mr. Townsend was self-employed as a real estate developer from January 1998 until December 1999. Mr. Townsend is a nominee to serve as a Class I director.

        For information relating to the shares of our common stock owned by each of our directors, see "Stock Ownership of Certain Beneficial Owners and Management" on page 3.

Board and Committee Meetings

        The Board of Directors met 11 times (including by telephone conference) during fiscal 2003. All directors attended at least 80% of the meetings of the Board of Directors and of the committees on which they served. A majority of the Board of Directors, consisting of Ms. Graham and Messrs. Barker, Cianciolo, Heffernan and Simone, are "independent directors," as defined by applicable law.

        The Board of Directors has a Compensation Committee, which makes recommendations concerning salaries and incentive compensation for employees and consultants, and administers and recommends grants of stock options pursuant to the 2002 Stock Incentive Plan and the Amended and Restated 1996 Stock Option Plan. The Compensation Committee held three meetings during fiscal 2003. The current members of the Compensation Committee are Ms. Graham and Messrs. Barker, Heffernan and Simone, each of whom is an independent director.

        The Board of Directors has an Audit Committee, which reviews the results and scope of the audit and other services provided by our independent public auditors. The Audit Committee held seven meetings during fiscal 2003. The current members of the Audit Committee are Ms. Graham and Messrs. Cianciolo and Heffernan, each of whom is an independent director.

        The Board of Directors has a Nominating and Governance Committee, which nominates candidates for election to the Board of Directors and develops and recommends for adoption, and thereafter periodically reviews, our corporate governance principles. The Nominating and Governance Committee held three meetings during fiscal 2003. The current members of the Nominating and Governance Committee are Messrs. Barker, Cianciolo, Heffernan and Simone, each of whom is an independent director.

        The Nominating and Governance Committee will consider nominees recommended by stockholders. The names of proposed nominees should be forwarded in writing, within the time period of stockholder proposals generally, to Daniel Atwood, Secretary, United Natural Foods, Inc., 260 Lake Road, Dayville, CT 06241, who will submit the names of the nominees to the Nominating Committee for consideration.

Director Compensation

        Each non-employee directors receive $2,200 for attendance at each quarterly meeting of the Board of Directors, $800 for attendance at each telephonic meeting of the Board of Directors and $800 for attendance at each meeting of a committee of the Board of Directors. Additionally, the chair of each committee receives an annual retainer of $5,000. Each director is reimbursed for expenses incurred in connection with his attendance at meetings of the Board of Directors and its committees. Additionally, the Chair and Vice Chair of the Board of Directors each receives an annual retainer of $110,000 and each other non-employee director receives an annual retainer of $20,000.

Compensation of Executive Officers

  Summary Compensation Table

        The following table sets forth compensation information for the fiscal years ended July 31, 2003, 2003 and 2001 with respect to each person who served as our Chief Executive Officer during the year ended July 31, 2003 and each of the four other most highly compensated executive officers who were serving as executive officers on July 31, 2003.

		Annual Compensation				Long Term Compensation
						Awards
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation		Securities Underlying Options	All Other Compensation
Michael S. Funk(1) Chair of the Board	2003 2002 2001	$259,923 377,885 273,177	$0 0 0	$0 0 0		30,000 75,000 0	$37,528 55,254 43,538	(3) (4) (4)
Steven H. Townsend CEO and President	2003 2002 2001	387,885 220,193 178,846	257,909 126,620 141,290	0 0 0		140,000 50,000 50,000	15,302 7,405 5,285	(5) (6) (7)
Kevin T. Michel President of Western Region and Assistant Secretary	2003 2002 2001	222,800 208,654 185,871	101,506 110,631 51,343	0 0 48,317	(10)	20,000 50,000 50,000	13,278 19,459 7,650	(8) (9) (11)
Richard Antonelli President of Eastern Region	2003	182,923	100,000	0		45,000	8,377	(12)
Rick D. Puckett(2) Vice President, Chief Financial Officer and Treasurer	2003	115,445	75,000	0		15,000	4,900	(13)
Daniel V. Atwood Senior Vice President and Secretary	2003 2002 2001	170,000 158,654 137,444	85,150 63,427 22,824	0 0 0		15,000 25,000 25,000	7,692 8,960 4,123	(5) (6) (7)

(1)
Mr. Funk served as Chief Executive Officer of United Natural Foods until January 1, 2003.

(2)
Mr. Puckett became Vice President, Chief Financial Officer and Treasurer on January 1, 2003.

(3)
Represents the premiums on an executive life insurance policy and contributions to a 401(k) account. This amount does not include the fair market value of shares allocated to the named executive officer under the ESOP.

(4)
Represents the premiums on an executive life insurance policy, contributions to a 401(k) account and the fair market value of shares of common stock allocated to the named executive officer under the ESOP.

(5)
Represents contributions to a 401(k) account, an automobile allowance and fees for personal tax preparation. This amount does not include the fair market value of shares allocated to the named executive officer under the ESOP.

(6)
Represents contributions to a 401(k) account, fees for personal tax preparation and the fair market value of shares allocated to the named executive officer under the ESOP.

(7)
Represents contributions to a 401(k) account and the fair market value of shares of common stock allocated to the named executive officer under the ESOP.

(8)
Represents contributions to a 401(k) account and an automobile allowance. This amount does not include the fair market value of shares allocated to the named executive officer under the ESOP.

(9)
Represents contributions to a 401(k) account, an automobile allowance and the fair market value of shares allocated to the named executive officer under the ESOP.

(10)
Represents travel and temporary living expenses paid in connection with the named executive officer's relocation.

(11)
Represents contributions to a 401(k) account, an automobile allowance and the fair market value of shares of common stock allocated to the named executive officer under the ESOP.

(12)
Represents contributions to a 401(k) account and personal use of an automobile.

(13)
Represent an auto allowance.

  Option Grants in Last Fiscal Year

        The following table sets forth the grants of stock options to the named executive officers during the year ended July 31, 2003. The percentages in the table below are based on options to purchase 524,750 shares of common stock granted under our stock option plan in the year ended July 31, 2003 to our employees and directors. The exercise price per share of each option was equal to the fair market value of the common stock on the date of grant as determined by the Board of Directors. Potential realizable values are net of exercise price before taxes and are based on the assumption that our common stock appreciates at the annual rate shown, compounded annually, from the date of grant until the expiration of the ten-year term. These numbers are calculated based on the requirements of the Securities and Exchange Commission and do not reflect our estimate of future stock price growth. We did not grant any stock appreciation rights to named executive officers during the fiscal year ended July 31, 2003.

						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
		Percent of Total Options Granted to Employees in Fiscal Year
Name	Number of Securities underlying Options Granted			Exercise Price Per Share	Expiration Date
						5%	10%
Michael S. Funk	30,000	6%		$25.10	12/03/2012	$473,550	$1,200,000
Steven H. Townsend	140,000	27%		25.10	12/03/2012	2,209,900	5,600,000
Kevin T. Michel	20,000	4%		25.10	12/03/2012	315,700	800,000
Richard Antonelli	25,000 20,000	5 4	% %	19.98 25.10	09/16/2012 12/02/2012	314,125 315,700	796,075 800,000
Rick D. Puckett	15,000	3%		24.51	01/06/2013	231,210	585,945
Daniel V. Atwood	15,000	3%		25.10	12/03/2012	236,775	600,000

  Fiscal Year-End Option Values

        The following table summarizes information with respect to stock options owned by the named executive officers as of July 31, 2003, and with respect to stock options exercised by the named executive officers during the fiscal year ended July 31, 2003. The values of unexercised in-the-money options shown below have been calculated on the basis of $30.57 per share, the last reported sale price for our common stock on the Nasdaq National Market on July 31, 2003, multiplied by the number of shares underlying those options. No stock appreciation rights were exercised by named executive officers during the fiscal year ended July 31, 2003, and no stock appreciation rights were held by named executive officers at July 31, 2003.

			Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End
Name	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Michael S. Funk	—	$—	48,750	86,250	$428,615	$601,163
Steven H. Townsend	25,000	349,625	37,500	215,000	570,750	1,719,175
Kevin T. Michel	21,000	249,395	12,500	90,000	97,125	939,525
Richard Antonelli	—	—	—	45,000	—	374,150
Rick D. Puckett	—	—	—	15,000	—	90,900
Daniel V. Atwood	31,250	591,875	42,500	46,250	524,338	416,113

Report of the Compensation Committee on Executive Compensation

  Overview and Philosophy

        The Compensation Committee of the Board of Directors is responsible for making recommendations concerning salaries and incentive compensation for employees, including the Chief Executive Officer and other executive officers, and administering the 2002 Stock Incentive Plan and the Amended and Restated 1996 Stock Option Plan. The Compensation Committee consists entirely of independent, non-employee directors, within the meaning of Rule 16b-3 issued by the Securities and Exchange Commission, and "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code, as amended. The Compensation Committee currently consists of Mr. Barker, Chair of this committee, Ms. Graham and Messrs. Heffernan and Simone.

        This report addresses our compensation policies for fiscal 2003 as they affected the Chief Executive Officer and the other executive officers. The objectives of our executive compensation program are to:

  •
  Attract and retain key executive officers critical to our long-term success;

  •
  Align the executive officers' interests with the interests of stockholders;

  •
  Enhance the overall performance of United Natural Foods; and

  •
  Recognize and reward individual performance and responsibility.

  Compensation Program

        Our executive compensation program generally consists of base salary, cash incentive compensation and long-term incentive compensation in the form of stock options. Executive officers also participate in benefit programs that are generally available to our employees, including medical benefits, the Employee Stock Ownership Plan and the 401(k) retirement savings plan.

        All compensation decisions are determined following a review of many factors that the we believe are relevant, including third-party data, our achievements over the past year, the individual's contributions to our success, any significant changes in role or responsibility, and the internal equity of compensation relationships.

        In general, we intend that the overall total compensation opportunities provided to the executive officers should reflect competitive compensation for executive officers with corresponding responsibilities in comparable firms providing similar products and services. To the extent determined to be appropriate, we also consider general economic conditions, our financial performance and individual merit in setting compensation policies for our executive officers.

        We regularly assess, with the assistance of outside compensation consultants, the competitiveness of our total compensation program, including base salaries, annual cash incentives and long-term stock-based incentives. Data for external comparisons are drawn from a number of sources, including the publicly available disclosures of selected comparable firms with similar products and national compensation surveys of information technology firms of similar size or industry.

        For fiscal 2003, we reviewed the appropriate mix between salary and other forms of compensation and set annual compensation guidelines for our executive officers.

  Base Compensation

        Steven H. Townsend was promoted to Chief Executive Officer in January 2003. He has served as President since April 2001. Mr. Townsend's base compensation was originally set at $500,000 annually pursuant to the terms of his employment agreement, as described below. Mr. Townsend's annual base salary may be increased at this committee's discretion based on its review of his performance and other material events. Mr. Townsend's initial base salary level set forth in the employment agreement was the result of negotiations between Mr. Townsend and this committee, taking into consideration the need for an experienced and proven executive officer and Mr. Townsend's experience and applicable expertise in our industry. Pursuant to the terms of Mr. Townsend's employment agreement, we have agreed to increase his base salary effective August 1, 2003 to $535,000 annually. Our objective is to establish his base salary at the 75th percentile of similarly situated executive officers, subject to the fulfillment of certain performance criteria established and agreed upon by this committee.

        Historically, we have reviewed the compensation levels paid to executive officers based on a study commissioned periodically by us of approximately 12 comparable companies. For fiscal 2003, compensation for other executive officers was set within the range of compensation for executive officers with comparable qualifications, experience and responsibilities at other companies in the same or similar businesses, based on the determination of management and approved by this committee. Base compensation was also determined in light of a particular individual's contribution as a whole, including the ability to motivate others, develop the necessary skills to grow, recognize and pursue new business opportunities and initiate programs to enhance our growth and success. We approved base salary adjustments for the executive officers effective August 1, 2003.

  Long-Term Incentives

        Long-term incentives for executive officers and key employees are provided through individual stock ownership, the Employee Stock Ownership Plan, the 2002 Stock Incentive Plan and the Amended and Restated 1996 Stock Option Plan. The objectives of these plans are to align executive and stockholder long-term interests by creating a strong and direct link between executive compensation and stockholder return, and to enable executive officers to develop and maintain a significant, long-term stock ownership position in our common stock. Stock options are granted at an option price equal to the fair market value, or, in the case of owners of 10% or more of our common stock, 10% above the fair market value of our common stock on the date of grant and will only have value if our common stock price increases. In selecting executive officers eligible to receive option grants and determining the amount and frequency of such grants, we evaluate a variety of factors, including the following: (i) the job level of the executive officer; (ii) option grants awarded by competitors to executive officers at a comparable job level; and (iii) past, current and prospective service rendered, or to be rendered, by the executive officer.

  Limitations on Deductions

        Section 162(m) of the Internal Revenue Code limits the deductibility of executive compensation paid to executive officers to $1,000,000 per year, but contains an exception for certain performance-

based compensation. For fiscal year 2003, grants of stock options under the 2002 Stock Incentive Plan and the Amended and Restated 1996 Stock Option Plan satisfy the requirements for deductible compensation. While our general policy is to preserve the deductibility of most compensation paid to executive officers, we authorize payments that may not be deductible if we believe they are in the best interests of United Natural Foods and its stockholders.

Gordon D. Barker, Chair Gail A. Graham James P. Heffernan Thomas B. Simone

Compensation Committee Interlocks and Insider Participation

        The current members of our Compensation Committee are Ms. Graham and Messrs. Barker, Heffernan and Simone. None of our executive officers have served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director of or member of our Compensation Committee.

Employment Agreements

        We have entered into an employment agreement with Steven H. Townsend that has an initial term expiring on December 31, 2005, unless terminated earlier in accordance with its terms. The agreement will be automatically extended for additional one-year periods unless either we or Mr. Townsend terminate the agreement upon 90 days prior written notice. The agreement provides for Mr. Townsend to receive a base salary of $500,000 (subsequently increased by the Compensation Committee to $535,000) and an incentive bonus, paid annually, in an amount equal to up to 50% of his base salary upon fulfillment of performance goals determined semi-annually by the Compensation Committee of the Board of Directors. Mr. Townsend will be entitled to receive his base salary and medical and insurance benefits (i) in the event Mr. Townsend's employment is terminated by us without cause or by Mr. Townsend for "good reason," for a period of two years, or (ii) if Mr. Townsend's employment is terminated by reason of his death or disability, for a period of one year. In addition, all of Mr. Townsend's unvested stock options will vest in full if his employment is terminated for one of the reasons set forth in the preceding sentence. If we consummate a change of control and Mr. Townsend resigns as a result thereof or his employment is terminated as a result thereof, Mr. Townsend will be entitled to receive his base salary, incentive bonus and medical and insurance benefits for a period of two years, and all of his unvested stock options will vest in full. Mr. Townsend has agreed to preserve all confidential and proprietary information relating to our business during the term of the agreement and for one year thereafter. In addition, Mr. Townsend has agreed to non-competition, non-solicitation and assignment of inventions provisions that are in effect during the term of the agreement and for one year thereafter.

Certain Relationships and Related Transactions

        In connection with the establishment of the Employee Stock Ownership Plan in November 1988, certain stockholders, including Steven H. Townsend and Daniel V. Atwood, contributed an aggregate of 2,200,000 shares of our common stock to the Employee Stock Ownership Trust in exchange for a note (the "ESOT Note") from the Employee Stock Ownership Trust in the original amount of $4,080,000, the largest amount of indebtedness outstanding under the ESOT Note. We guarantee payment by the Employee Stock Ownership Trust of the ESOT Note. The ESOT Note is payable in equal monthly installments of principal and interest from December 1988 to May 2015. Interest is charged on the ESOT Note at a rate of 10% per annum. The amount outstanding on the ESOT Note as of September 30, 2003 was $1,904,000.

        Under a distribution agreement, dated as of August 23, 1994, between Mountain People's Warehouse, Inc. ("Mountain People's") and Mountain People's Wine Distributing, Inc. ("MPWD"), of which Michael S. Funk is a 55% stockholder, Mountain People's distributes alcoholic beverages, including wine and beer, for MPWD. We believe that the financial terms of this agreement are at market value. In order to ensure that the financial terms of this agreement are at market value, we review the terms of this agreement with MPWD from time to time. The financial terms of this agreement were recently revised to ensure that the financial terms remained at market value. For each year in the two year period ended July 31, 2003, the payments that we made to MPWD under this agreement represented less than 0.1% of our gross revenues and approximately 70% of MPWD's gross revenues.

        ECO-DENT International, Inc., a natural oral care products company ("ECO-DENT"), is a supplier to us. Mr. Simone, the Vice Chair of the Board of Directors, owns approximately 22% of ECO-DENT. We purchase products from ECO-DENT in the normal course of business and we have no agreement with ECO-DENT. For each year in the two year period ended July 31, 2003, the payments that we made to ECO-DENT represented less than 0.1% of our gross revenues and approximately 60% of ECO-DENT's gross revenues.

Comparative Stock Performance

        The graph below compares the cumulative total stockholder return on our common stock for the period from July 31, 1998 through July 31, 2003 with the cumulative total return on (i) an index of Food Service Distributors and Grocery Wholesalers and (ii) the Nasdaq Composite Index. The comparison assumes the investment of $100 on July 31, 1998 in our common stock and in each of the indices and, in each case, assumes reinvestment of all dividends. The index of Food Service Distributors and Grocery Wholesalers includes:

  •
  SYSCO Corporation;

  •
  Performance Food Group Co.;

  •
  Fleming Companies, Inc.; and

  •
  SuperValu, Inc.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG UNITED NATURAL FOODS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
AND A PEER GROUP

    *
    $100 invested on 7/31/98 in stock or index—
    including reinvestment of dividends.
    Fiscal year ending July 31.

	7/31/98	7/31/99	7/31/00	7/31/01	7/31/02	7/31/03
United Natural Foods, Inc.	$100	$67	$51	$80	$66	$110
Nasdaq Composite Index	$100	$143	$204	$109	$72	$94
Index of Food Distributors and Wholesalers	$100	$125	$143	$200	$190	$216

PROPOSAL 2—RATIFICATION OF INDEPENDENT PUBLIC AUDITORS

        The Board of Directors has appointed KPMG LLP as our independent public auditors for the fiscal year ending July 31, 2004, subject to ratification by stockholders at the annual meeting. Stockholder ratification of the selection of KPMG LLP as our independent public auditors is not required by law or otherwise. However, the Board of Directors is submitting the selection of KPMG LLP to stockholders for ratification as a matter of good corporate governance. If stockholders do not ratify the appointment of KPMG LLP, the Board of Directors will reconsider the matter.

        Representatives of KPMG LLP, which served as our independent public auditors for the fiscal year ended July 31, 2003, will be present at the annual meeting to respond to appropriate questions and to make such statements as they may desire.

Recommendation of the Board of Directors

        The Board of Directors believes that the ratification of the appointment of KPMG LLP is in the best interests of United Natural Foods and its stockholders and recommends a vote FOR such ratification.

Audit Committee Report

        The Audit Committee of the Board of Directors is comprised solely of independent directors, as defined by applicable law, and it operates under a written charter adopted by the Board of Directors. The composition of the Audit Committee, the attributes of its members and its responsibilities, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis and in October 2003 revised its charter to reflect recent changes to the federal securities laws and pending rule changes by the Nasdaq Stock Market. A copy of the Audit Committee's charter is attached as Appendix A to this proxy statement.

        The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the financial reporting process, which is more fully described in its charter. Management is responsible for the preparation, presentation, and integrity of the financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. KPMG LLP is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

        The Board of Directors has determined that Joseph M. Cianciolo is an audit committee financial expert, as defined by the rules and regulations of the Securities and Exchange Commission.

        The Audit Committee has prepared the following report on its activities with respect to the audited financial statements for the fiscal year ended July 31, 2003 (for purposes of this report, the "audited financial statements"). The following report of the audit committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other of United Natural Foods filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this report by reference in the specified filing.

        The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with KPMG LLP the matters required to be discussed by Statements on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1, and has discussed with KPMG LLP its independence.

        Based on the Audit Committee's review of the audited financial statements and the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended July 31, 2003, for filing with the Securities and Exchange Commission.

Joseph M. Cianciolo, Chair Gail A. Graham James P. Heffernan

Fees Paid to KPMG LLP

        In addition to retaining KPMG LLP to audit our financial statements for fiscal year 2003, we engaged the firm from time to time during the year to perform other services. The following table sets forth the aggregate fees billed by KPMG in connection with services rendered during the last two fiscal years.

Fee Category	Fiscal 2003	Fiscal 2002
Audit Fees	$374,900	$265,225
Audit-Related Fees	25,060	45,451
Tax Fees	270,422	136,900
All Other Fees	0	0

        Audit Fees.    Consists of fees billed for professional services rendered in connection with the audit of our annual financial statements and for the review of the interim financial statements included in quarterly reports and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements.

        Audit-Related Fees.    Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under "Audit Fees." These services include employee benefit plan audits, accounting consultations in connection with acquisitions, attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

        Tax Fees.    Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance, tax audit defense and mergers and acquisitions.

        All Other Fees.    Consists of fees for products and services other than the services reported above. In fiscal 2003 and fiscal 2002, no services other than those reported above were provided by KPMG LLP.

        The Audit Committee has considered whether the provision of the non-audit services described above by KPMG LLP is compatible with maintaining auditor independence and determined that KPMG LLP's non-audit services did not compromise its independence as independent public auditor.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

        In accordance with its charter, the Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by KPMG LLP. These services may include audit services, audit-related services, tax services and other related services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. KPMG LLP and management are required to periodically report to the Audit Committee regarding the extent of services provided by KPMG LLP in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. During the year ended July 31, 2003, all services provided by KPMG LLP were pre-approved by the Audit Committee in accordance with this policy.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and holders of more than 10% of our common stock ("Reporting Persons") to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities. Based solely on our review of copies of reports filed by the Reporting Persons furnished to us, we believe that during the fiscal year ended July 31, 2003 the Reporting Persons complied with all Section 16(a) filing requirements, except that each of Ms. Graham and Mr. Antonelli failed to timely file the Form 3, Initial Statement of Beneficial Ownership of Securities.

Stockholder Proposals for the 2003 Annual Meeting of Stockholders

        Any proposal that a stockholder wishes to be considered for inclusion in our proxy statement for the 2004 Annual Meeting of Stockholders must be submitted to our corporate secretary at 260 Lake Road, Dayville, Connecticut 06241, no later than the close of business on July 31, 2004. We strongly encourage stockholders interested in submitting a proposal to contact legal counsel with regard to the detailed requirements of applicable securities laws. Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement.

        If a stockholder wishes to present a proposal before the 2004 Annual Meeting of Stockholders, but does not wish to have the proposal considered for inclusion in our proxy statement, such stockholder must give written notice to our corporate secretary at the address noted above. Our corporate secretary must receive such notice not less than 60 days nor more than 90 days prior to the 2004 Annual Meeting of Stockholders, provided that in the event that less than 70 days' notice or prior public disclosure of the date of the 2004 Annual Meeting of Stockholders is given or made, notice by the stockholder must be received not later than the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. The stockholder's submission must include certain specified information concerning the proposal and the stockholder, including such stockholder's ownership of our common stock. As we will not entertain any proposals at the annual meeting that do not meet these requirements, we strongly encourages stockholders to seek advice from legal counsel before submitting a proposal.

        THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING IN PERSON OR BY MEANS OF THE WEBCAST. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXY CARDS.

By Order of the Board of Directors,

Michael S. Funk, Chair of the Board

October 21, 2003

Appendix A

United Natural Foods, Inc.

Charter of the Audit Committee of the Board of Directors

I. Audit Committee Purpose

  The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

  •
  Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

  •
  Monitor the independence and performance of the Company's independent auditors and internal auditing department.

  •
  Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

  The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other advisors it deems necessary or appropriate to carry out its responsibilities.

II. Audit Committee Composition, Compensation and Meetings

  Audit Committee members shall meet the requirements of the The Nasdaq National Market (the "Nasdaq"). The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall (i) meet the independence and experience requirements of Nasdaq, Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission (the "SEC"), and (ii) be free from any relationship that would interfere with the exercise of his or her independent judgment. Each member of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. At least one member of the Audit Committee shall be a "financial expert" (as defined by applicable Nasdaq and SEC rules). All members of the Audit Committee shall participate in continuing education programs as set forth in the rules developed by the Nasdaq Listing and Hearings Review Council.

  Members of the Audit Committee shall be appointed by the Board of Directors. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

  If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

  The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive any compensation from the Company other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board of Directors.

  The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a Committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III. Audit Committee Responsibilities and Duties

  Review Procedures

  1.
  Review and reassess the adequacy of this Charter periodically, as conditions dictate, but not less frequently than annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

  2.
  Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

  3.
  In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

  4.
  Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 13). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

  5.
  Review earnings releases and earnings guidance issued by the Company for the purpose of ensuring that such press releases and guidance properly disclose financial information presented in accordance with generally accepted accounting principles ("GAAP") and, to the extent pro forma or non-GAAP information is included, adequately disclose how such pro forma or non-GAAP information differs from the comparable GAAP information and that such pro forma or non-GAAP information is not given undue prominence, and to ensure that such press releases and guidance do not otherwise provide misleading presentations of the Corporation's results of operations or financial condition.

  6.
  Review the regular internal reports to management prepared by the internal auditing department and management's response.

  Independent Auditors

  7.
  Be solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating the independent auditors. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditors it appoints.

  8.
  Take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditors. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditors describing all relationships between the independent auditors and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee

    shall actively engage in dialogue with the independent auditors concerning any disclosed relationships or services that might impact the objectivity and independence of the auditors.

  9.
  Be solely and directly responsible for setting the compensation of the independent auditors. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditors established by the Audit Committee.

  10.
  Pre-approve all audit services, which may entail providing comfort letters in connection with securities underwritings, and non-audit services (other than de minimus non-audit services as defined by the Sarbanes-Oxley Act of 2002 (the "SOX Act") (and the applicable rules thereunder)) to be provided to the Company by the independent auditors. The Audit Committee shall cause the Company to disclose in its SEC periodic reports the approval by the Audit Committee of any non-audit services to be performed by the independent auditors.

  11.
  Require the independent auditors to report directly to the Audit Committee, and the Audit Committee shall have sole and direct responsibility for overseeing the independent auditors, including resolution of disagreements between Company management and the independent auditors regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate obtain and review the reports required to be made by the independent auditors pursuant to paragraph (k) of Section 10A of the Exchange Act regarding:

    –
    critical accounting policies and practices;

    –
    alternative disclosures and treatments of financial information within generally accepted accounting principles that have been discussed with Company management, ramifications of the use of such alternative disclosures and treatments, and the disclosure and treatment preferred by the independent auditors; and

    –
    other material written communications between the independent auditors and Company management.

  12.
  Review the independent auditors audit plan—discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

  13.
  Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

  14.
  Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

  Internal Audit Department and Legal Compliance

  15.
  Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department, as needed.

  16.
  Review the appointment, performance, and replacement of the senior internal audit executive.

  17.
  On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

  18.
  Consider the effectiveness of the Company's internal control system, including information technology security and control.

  Other Audit Committee Responsibilities

  19.
  Coordinate the Board of Director's oversight of the Company's internal accounting controls and the Company's disclosure controls and procedures. The Audit Committee shall receive and review the reports of the CEO and CFO required by Section 302 of the SOX Act (and the applicable rules thereunder) and Rule 13a-14 of the Exchange Act.

  20.
  Establish, review, and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

  21.
  Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  22.
  Review all related party transactions on an ongoing basis and approve all such transactions.

  23.
  Perform such other duties as may be delegated from time to time by the Board of Directors.

  24.
  Annually prepare a report to shareholders as required by the SEC. The report should be included in the Company's annual proxy statement.

  25.
  Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

  26.
  Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

  27.
  Periodically perform self-assessment of audit committee performance.

  28.
  Review financial and accounting personnel succession planning within the company.

  29.
  Annually review policies and procedures as well as audit results associated with directors' and officers expense accounts and perquisites.

  30.
  Engage and determine funding for such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

  31.
  Conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

PROXY	PROXY

UNITED NATURAL FOODS, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS—December 3, 2003

        Those signing on the reverse side, revoking any prior proxies, hereby appoint(s) Rick D. Puckett and Daniel V. Atwood, or each of them, with full power of substitution, as proxies for those signing on the reverse side to attend the Annual Meeting of Stockholders of United Natural Foods, Inc. to be held at the Corporation's offices located at 260 Lake Road, Dayville, CT 06241, at 11:00 a.m. (local time) on December 3, 2003, and at any adjournments or postponements thereof, and there to vote and act as indicated upon all matters referred to on the reverse side and described in the Proxy Statement for the Annual Meeting, and, in their discretion, upon any other matters which may properly come before the Annual Meeting.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE "FOR" THE PROPOSALS.

        PLEASE VOTE, DATE AND SIGN ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

        Please sign this proxy exactly as your name appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation or partnership, the signature should be that of an authorized officer who should state his or her title.

(Continued on reverse side)

☒ PLEASE MARK VOTE AS IN THIS EXAMPLE

1.    To elect the following Class I Directors for the ensuing three years:

Class I Nominees: Richard Antonelli, Joseph M. Cianciolo and Stephen H. Townsend
☐ FOR all nominees	☐ WITHHELD from all nominees
FOR, except vote withheld from the following nominees:

2.    To ratify the appointment of KPMG LLP as the Corporation's independent public auditors for fiscal year 2004.

☐ FOR	☐ AGAINST	☐ ABSTAIN

        A vote FOR proposals 1 and 2 is recommended by the Board of Directors of United Natural Foods, Inc.

        IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Stockholder sign here
Co-owner sign here
Date:

QuickLinks

CORPORATE GOVERNANCE
PROPOSAL 1—ELECTION OF DIRECTORS
PROPOSAL 2—RATIFICATION OF INDEPENDENT PUBLIC AUDITORS
OTHER MATTERS
  Appendix A
United Natural Foods, Inc. Charter of the Audit Committee of the Board of Directors